UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 11, 2025 (January 31, 2025)

Crescent Energy Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street, Suite 7200,
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 332-7001
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 31, 2025, Crescent Energy Company (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission (the “SEC”). The Original Report disclosed the consummation of the previously announced acquisition (the “Ridgemar Acquisition”) contemplated by the Membership Interest Purchase Agreement, dated December 3, 2024, by and among Crescent Energy Finance LLC (the “Purchaser”), the Company, Ridgemar Energy Operating, LLC and Ridgemar (Eagle Ford) LLC (the “Subject Company”), pursuant to which the Company acquired all of the issued and outstanding securities of the Subject Company.
This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). In addition, this Amendment provides certain disclosure updates as described further under Item 8.01 below. Except as provided herein, the disclosures made in the Original Report remain unchanged.
Item 8.01    Other Events.
Ridgemar Reserve Report
This Item 8.01 incorporates by reference the information contained in the reserve report prepared by DeGolyer and MacNaughton, independent reserve engineers for the Subject Company, which provides estimated net proved reserves as of December 31, 2024. Such reserve report is filed as Exhibit 99.3 hereto.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired
The following historical financial statements of the business acquired in the Ridgemar Acquisition, attached as Exhibit 99.1 hereto:
•Audited Consolidated Financial Statements of Ridgemar Energy Management, LLC and subsidiaries as of and for the years ended December 31, 2024 and 2023; and
•Notes to the Consolidated Financial Statements
(b)    Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Ridgemar Acquisition, attached as Exhibit 99.2 hereto:
•Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024;
•Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024; and
•Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)    Exhibits.

Exhibit Number	Description
23.1	Consent of Weaver and Tidwell L.L.P.

23.2	Consent of DeGolyer and MacNaughton.

99.1	Audited Consolidated Financial Statements of Ridgemar Energy Management, LLC and Subsidiaries as of and for the Years Ended December 31, 2024 and 2023

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the Year Ended December 31, 2024.

99.3	Report of DeGolyer and MacNaughton.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY
Date: April 11, 2025
	By:	/s/ Brandi Kendall

	Name:	Brandi Kendall

	Title:	Chief Financial Officer
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